UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2005

KS Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-22734	56-1842707
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1031 N. Brightleaf Boulevard Smithfield, North Carolina	27522
(Address of Principal Executive Offices)	(Zip Code)

(919) 938-3101

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KS Bancorp, Inc.

INDEX

Item 8.01 – Other Events	3

Signatures	4

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Item 8.01. Other Events

On March 4, 2005, C. Felix Harvey, Maurice J. Koury and other stockholders affiliated with them filed a Schedule 13D/A with the Securities and Exchange Commission. The Schedule 13D/A references that on March 2, 2004, Mr. Harvey and Mr. Koury, as well as their representatives, met with Harold Keen, President of KS Bancorp, Inc. (the “Company”), and two other members of the Company’s Board of Directors. This meeting was convened at the request of Mr. Harvey and Mr. Koury.

During the meeting, Mr. Harvey and Mr. Koury made several requests consistent with their intentions stated in their previous Schedule 13D and 13D/A filings with the Securities and Exchange Commission. Specifically, the stockholders asked that the Company comply with one or more of the following requests: (i) allow these stockholders to select two members for election to the Company’s Board of Directors, (ii) attempt to cause the Company to be merged with or acquired by another financial institution, and/or (iii) buy out the shares owned by such stockholders at a premium above the current trading price. As stated in their most recent Schedule 13D/A filing, Mr. Harvey and Mr. Koury may also consider a cash tender offer for some or all of the outstanding shares of the Company’s common stock.

At the March 2, 2005 meeting, the Company did not commit to any of Mr. Harvey and Mr. Koury’s requests.

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KS BANCORP, INC.

Date: March 7, 2005	By:	/s/ Earl W. Worley, Jr.
Earl W. Worley, Jr.
Chief Financial Officer

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